CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: PETROLEUM & RESOURCES CORPORATION

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to the best of his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


/s/ Douglas G. Ober				/s/ Maureen A. Jones
    -----------------------			-----------------------
    Douglas G. Ober				Maureen A. Jones
    Chairman & CEO				Chief Financial Officer

Date:  July 28, 2003				Date:  July 28, 2003



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Petroleum & Resources Corporation and will be retained by Petroleum & Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.